EXHIBIT 10.5



August 3, 2004


Board of Directors
Del Mar Income Partners, Ltd.
222 Milwaukee Street, Suite 304
Denver, CO  80206

Dear Gentlemen:

This will confirm that each of us agrees to adhere to the conflict of interest policy adopted by the Board of Directors of Del Mar Income Partners, Ltd. that neither of us, without the prior written consent of a majority of the directors of Del Mar not otherwise interested in the transaction (including a majority of the independent directors of Del Mar) through June 24, 2009 the initial term of the Management Agreement between Port Funding, Ltd. and Del Mar), will make mortgage loans in an amount which is less than 15% of Del Mar's unrestricted cash and cash equivalents.

Very truly yours,


PORT FUNDING, LTD.


By:
         -----------------------------------
         Stephen D. Replin, President



REGATTA CAPITAL LIMITED


By:
         -----------------------------------
         Stephen D. Replin, President



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Stephen D. Replin, individually